SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Healthcare & WellnessRX Trust
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 *** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 14, 2012.

THE GABELLI HEALTHCARE & WELLNESSRXTRUST
                         Meeting Information
Meeting Type:            Annual
For holders as of:      March 19, 2012
Date: May 14, 2012        Time: 8:00 A.M.
Location:        The Cole Auditorium
                        The Greenwich Library
                        101 West Putnam Avenue
                        Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
You are receiving this communication because you hold shares in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

M40564-P19612
See the reverse side of this notice to obtain proxy materials and voting instructions.

---- Before You Vote ---- How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                                                                1) BY INTERNET: www.proxyvote.com
                                               2) BY TELEPHONE: 1-800-579-1639
                                                                                3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2012 to facilitate timely delivery.

M40565-P19612

----- How To Vote ----- Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST
COMMON SHAREHOLDER

Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.
1. To elect two (2) Trustees of the Fund: Nominees: 01) Robert C. Kolodny 02) Salvatore J. Zizza

M40567-P19612

Please refer to the proxy materials for more detailed information on the above voting items.

36246K103

 *** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 14, 2012.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST
                        Meeting Information
Meeting Type:            Annual
For holders as of:      March 19, 2012
Date: May 14, 2012        Time: 8:00 A.M.
Location:        The Cole Auditorium
                        The Greenwich Library
                        101 West Putnam Avenue
                        Greenwich, Connecticut 06830

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
You are receiving this communication because you hold shares in the above named fund.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

M40564-P19612
See the reverse side of this notice to obtain proxy materials and voting instructions.

---- Before You Vote ---- How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow   (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                                                                1) BY INTERNET: www.proxyvote.com
                                               2) BY TELEPHONE: 1-800-579-1639
                                                                                3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2012 to facilitate timely delivery.

M40565-P19612

----- How To Vote ----- Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST
SERIES A PREFERRED SHAREHOLDER

Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.
1. To elect three (3) Trustees of the Fund: Nominees: 01) Anthony J. Colavita 02) Robert C. Kolodny 03) Salvatore J. Zizza

M40566-P19612

Please refer to the proxy materials for more detailed information on the above voting items.

36246K202

M40568-P19612